Exhibit 99.1

DAY 2016 INTRINSIC MOMENTUM NOVEMBER 11, 2016 ™ Trademark of Trinseo S.A. or its affiliates.

AGENDA Breakfast and Product Showcase Overview New Business Segmentation Basic Plastics & Feedstocks Break and Product Showcase Performance Materials Cash Deployment Guidance & Wrap-up / Q&A Lunch Chris Pappas – President & CEO Martin Pugh – EVP & COO Tim Stedman – SVP, Basic Plastics & Feedstocks Division Hayati Yarkadas – SVP, Performance Materials Division Barry Niziolek – EVP & CFO Chris Pappas – President & CEO 2 ™ Trademark of Trinseo S.A. or its affiliates. TRINSEO 2016 INVESTOR DAY

DISCLOSURE RULES Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in that report. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including Adjusted EBITDA, Adjusted Net Income (loss), Adjusted EPS, Free Cash Flow, and Net Leverage Ratio. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity. We have provided a reconciliation of these measures to the most comparable GAAP metric in the Appendix section of this presentation. 3 ™ Trademark of Trinseo S.A. or its affiliates.

OVERVIEW Chris Pappas, President & CEO ™ Trademark of Trinseo S.A. or its affiliates.

SAFETY AND SUSTAINABILITY Products that Address Sustainability Trends Lighter weight cars for fuel efficiency: up to 10% lighter parts with PULSE™ and ENLITE™ Polymers LED bulbs with Trinseo plastic: reduce energy consumption by 75% (vs incandescent) SSBR for green tires: Meaningful contributor to reduction in fuel consumption when using low rolling resistance tires Excellence in Sustainable Operations Top decile safety performance: Injury rate of 0.1 per 200K hours worked (vs chem industry avg of 2.0 and all manufacturing of 8.0) 4% reduction in electricity use since 2011 18% reduction in chemical emissions since 2011 5

TRANSFORMATION Emerge Build up Sustain Optimize & Grow 2016 and Beyond • Controlled costs • Sustainable BP&F operating rates • Higher growth PMD • Portfolio optimization • Disciplined capital deployment • Increased focus on growth and targeted M&A • Public-like debt structure • Attractive dividend yield plus organic growth 6 2010 - 2012 • Company setup • Cost reductions • Low BP&F operating rates • Solid PMD performance • Capital rationalization • LBO debt structure 2013 - 2014 • Controlled costs • Improving BP&F operating rates • Solid PMD performance • Controlled capital deployment • 144a Bonds / IPO 2015 - 2016 • Controlled costs • Rising BP&F operating rates • Solid PMD performance • Controlled capital deployment • Public-like debt structure • Cash distributions and share buybacks

TRINSEO

OVERVIEW – Q3 2016 LTM

Net Sales:	Net Income:	Adj EBITDA*:
$3,696MM	**$283MM**	**$585MM**

Performance Materials
Net Sales: **$2,049MM**
Adj EBITDA: **$325MM**

Latex Binders
Net Sales: **$910MM**
Adj EBITDA: **$88MM**

Synthetic Rubber
Net Sales: **$430MM**
Adj EBITDA: **$103MM**

Performance Plastics
Net Sales: **$709MM**
Adj EBITDA: **$133MM**

Strategic Intent:
- Grow EBITDA via technology leadership in focused markets
- Stable and consistent cash generation
- Organic growth and possible bolt-on acquisitions

Basic Plastics & Feedstocks
Net Sales: **$1,647MM**
Adj EBITDA: **$353MM**

Basic Plastics
Net Sales: **$1,357MM**
Adj EBITDA: **$152MM**

Feedstocks
Net Sales: **$290MM**
Adj EBITDA: **$69MM**

Americas Styrenics
Adj EBITDA: **$132MM**

Strategic Intent:
- Generate cash via productivity, reliability, and margin improvement
- Manage JVs for cash generation
- Investment focused on maintenance and productivity

* See Appendix for reconciliation of non-GAAP measures.
Note: Division and Segment Adjusted EBITDA exclude Corporate Adjusted EBITDA of $(93)MM. Totals may not sum due to rounding.

7 INVESTOR DAY 2016

DIVERSIFIED MARKETS & LEADING POSITIONS • • • • • • #1 SB Latex #1 Europe Styrene #1 Europe Synthetic Rubber #2 Europe Polystyrene #2 Europe ABS AmSty - #1 N. America Polystyrene • Strong positions in consolidated North America & Europe Styrenics markets Favorable and improving supply / demand dynamics with limited new capacity in Basic Plastics & Feedstocks Differentiated product offerings across the Performance Materials Division • • Other 4% Appliances 9% Automotive 14% Asia Pacific 22% Other 16% Building & Construction / Sheet 14% Europe 60% Tires / Rubber Goods 12% United Textile 7% Consumer Electronics 5% 14% Board & Specialty Paper 6% Graphical Paper 9% Packaging 8% 8 2015 Revenue by End Market 2015 Revenue by GeographyStates Favorable Dynamics Leading Market Positions

DELIVERING FINANCIAL RESULTS $590 $299 2013 2014 2015 2016E** 2014 2015 2016E** ($22) ($67) EPS Adjusted EPS* $6.92 $6.31 2013 ($0.60) 2014 2015 2016E** ($1.55) (1) Free Cash Flow = cash from operating activities less capital expenditures. 2015 value of $244MM includes a cash use for a call premium of approximately $69MM. 2014 value of $19MM includes a cash use of approximately $56MM of termination fees for Latex JV Option and Bain Advisory Agreement. *See Appendix for reconciliation of non-GAAP measures. **2016E represents midpoint of guidance. 9 $4.59 $2.73 $0.60$0.18 Cash Generation ($MM) (1) Cash From OpsFree Cash Flow* $485 $138$117 $19 2013201420152016E** $353 $350 $211 $244 Earnings per Share $134 2013 $492 $278$262 Adjusted EBITDA* ($MM) Net Income ($MM)

TRINSEO

SUSTAINABLE HIGHER EBITDA


$ Millions
Net Income
$(67)
$262
($63)
+$42
+$180
+$106
+$85
($21)
Net Income
$299
$590
2014 Adj EBITDA*
Currency
Performance Materials
Basic Plastics
Feedstocks
Americas Styrenics
Corp / Other
2016 Adj EBITDA* (Guidance Midpoint)

- Estimated ~$325 million increase despite about $60 million unfavorable currency impacts
- Favorable raw material timing impact of about $75 million
- Performance Materials increase driven by growth as well as favorable raw material timing, with increased focus on growth going forward
- Higher, sustainable performance in Basic Plastics & Feedstocks driven by styrene and styrenic polymers, including Americas Styrenics, as well as polycarbonate
- Corporate driven by public company costs, higher performance award expense in 2016, and build up of growth capabilities

* See Appendix for reconciliation of non-GAAP measures.

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™ Trademark of Trinseo S.A. or its affiliates.

INVESTOR DAY 2016

KEY THEMES GROWTH 11 • Increasing number of committed growth opportunities • Active process to identify and execute additional activities • Committed to growth, including bolt-on M&A • Generating significant free cash flow • Significant leverage reduction • Ample liquidity • Balance cash deployment between growth and shareholder return • Increasing operating rates • Favorable market dynamics • Leading and differentiated positions in key markets Performance Materials INVESTING FOR TRINSEO DISCIPLINED CASH DEPLOYMENT BP&F SUSTAINABILITY

NEW BUSINESS SEGMENTATION Martin Pugh, EVP & COO ™ Trademark of Trinseo S.A. or its affiliates.

NEW SEGMENTATION – Q3 2016 LTM

TRINSEO

Performance Materials Division

- **Latex Binders** – Net Sales: **$910MM**; Adj EBITDA: **$88MM**
- **Synthetic Rubber** – Net Sales: **$430MM**; Adj EBITDA: **$103MM**
- **Performance Plastics** – Net Sales: **$709MM**; Adj EBITDA: **$133MM**

Basic Plastics & Feedstocks Division

- **Basic Plastics** – Net Sales: **$1,357MM**; Adj EBITDA: **$152MM**
- **Feedstocks** – Net Sales: **$290MM**; Adj EBITDA: **$69MM**
- **Americas Styrenics** – Adj EBITDA: **$132MM**

New name

SB Latex and other Binding Products

Split ABS Profitability

~$25MM EBITDA shift from Basic Plastics to Performance Plastics (Q3 LTM)

New segments provide more detail

- Improving year-over-year performance
- Basic Plastics – sustainable and less quarter-to-quarter variation than styrene monomer
- Styrene – approx 20% of company EBITDA over last 2 years*
- Americas Styrenics as its own segment

Strategic intent of each Division stays the same

* Includes Americas Styrenics where the Styrene / Polystyrene contribution from our Americas Styrenics segment is based upon estimated splits as previously disclosed in our 2015 Annual Report on Form 10-K for the year ended December 31, 2015

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INVESTOR DAY 2016

BUSINESS ORGANIZATION Tim Stedman DIRECTORS 14 • Deep organizational talent • Each Business Director with their own P&L and Cash Flow responsibility STRATEGIC INTENT •Generate cash via productivity, reliability, and margin improvement •Manage JVs for cash generation •Investment focused on maintenance and productivity STRATEGIC INTENT •Grow EBITDA via technology leadership in focused markets •Stable and consistent cash generation •Organic growth and possible bolt-on acquisitions BUSINESS BASIC PLASTICS & FEEDSTOCKS BASIC PLASTICS Francesca Reverberi FEEDSTOCKS Mike Cromack AMERICAS STYRENICS PERFORMANCE MATERIALS Hayati Yarkadas LATEX BINDERS Jan Muller SYNTHETIC RUBBER Samer Al Jabi PERFORMANCE PLASTICS Dagmar van Heur BUSINESS PRESIDENTS

BASIC PLASTICS & FEEDSTOCKS 15 • Increasing operating rates • Favorable market dynamics • Leading and differentiated positions in key markets BP&F SUSTAINABILITY

PERFORMANCE MATERIALS 16 • Increasing number of committed growth opportunities • Active process to identify and execute additional activities • Committed to growth, including bolt-on M&A Performance Materials INVESTING FOR GROWTH

BASIC PLASTICS & FEEDSTOCKS Tim Stedman, SVP, Basic Plastics & Feedstocks Division ™ Trademark of Trinseo S.A. or its affiliates.

BASIC PLASTICS & FEEDSTOCKS


CRACKERS
CUSTOMERS
Ethylene
Propylene
Crude C4
Pygas
Butadiene
Benzene
Styrene
Polystyrene
ABS / SAN
Synthetic Rubber
Latex
Compounds & Blends
Polycarbonate
Cumene
Bisphenol A
Polypropylene
Construction
Packaging
Appliances
Tires
Paper / Carpet
Automotive
Electrical / Electronic
Legend
Trinseo Basic Plastics
Trinseo Feedstock
Trinseo
Raw Materials

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™ Trademark of Trinseo S.A. or its affiliates.

INVESTOR DAY 2016

RESULTS – BP&F DIVISION Trade Volume (MM Lbs) 2,915 2,867 2,898 2014 2015 Q3'16 LTM Adjusted EBITDA ($MM) $353 $302 2014 2015 Q3'16 LTM 19 ™ Trademark of Trinseo S.A. or its affiliates. $15 Performance Highlights • Step change in EBITDA driven by: - Increasing effective operating rate in styrene monomer - Turnaround in polycarbonate - Growth in ABS • Sustained polystyrene contribution • Strong performance from Americas Styrenics

RESULTS – FEEDSTOCKS 20 ™ Trademark of Trinseo S.A. or its affiliates. Adjusted EBITDA ($MM) $69 Performance Highlights • Clear improvement in EBITDA performance • EBITDA fundamentals supported by - Increased effective operating rates - TSE efficiency gains $51 2014 2015Q3'16 LTM ($21)

COMPLEXITY OF THE BENZENE (BZ) SUPPLY CHAIN


BENZENE SUPPLY
BENZENE DEMAND
Reformer
Reformate: located within either a refinery or a petrochemical complex.
Steam Cracker
Pyrolysis Gasoline
Coke Oven Light Oil
Steel Mill
Paraxylene Complex
Mixed Xylenes
C9+ Aromatics
Aromatics Extraction unit
Toluene
Transalkylation
Conventional TDP unit
STDP unit
HDA unit
TA Benzene
TDP Benzene
STDP Benzene
HDA Benzene
Extraction Benzene
Light Naphtha Conversion
Light Naphtha-Based Benzene
LPG Conversion
LPG-Based Benzene
Benzene Supply and Demand Balance
Ethylbenzene/Styrene
Cumene/Phenol
Cyclohexane
Nitrobenzene/Aniline
Others
BZ the key raw material for Styrene (SM); for the majority of supply sources BZ is a byproduct

Source: Wood Mackenzie

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™ Trademark of Trinseo S.A. or its affiliates.
INVESTOR DAY 2016

BENZENE OVERVIEW Benzene demand distribution by derivative Global share of benzene make • SM largest user of BZ; share falling as other derivatives grow faster Supply growth mainly from Reformate/Polyester; global supply comfortable through balance of the decade • Source: Wood Mackenzie 22 ™ Trademark of Trinseo S.A. or its affiliates.

STYRENE DEMAND GROWTH Styrene growth expected to be ~2% per year Styrene Demand by Product Other S.B. Rubber Polystyrene Unsat. PE Resins S.B. Latex ABS Resins Expandable PS Source: IHS 23 ™ Trademark of Trinseo S.A. or its affiliates.

STYRENE DEMAND GROWTH – 2016 TO 2021 Styrene growth expected to be ~2% per year; demand predominantly in Asia Styrene Demand by Region Styrene Demand by Product (CAGR % 2016-2021) Other Southeast Asia North America Northeast Asia Western Europe 2016 to 2021 CAGR • • • NE Asia: 2.1% W. Europe: -0.5% N. America: 0.9% Source: IHS 24 ™ Trademark of Trinseo S.A. or its affiliates. Product Wood Mac Argus ICIS TSE SM 1.2 2.1 2.2 2.0 PS 1.1 1.0 1.8 1.0 EPS 0.3 3.6 2.8 ABS 1.8 2.9 3.2 3.0

STYRENE PRODUCTION Global Styrene Production by Technology • Ethylbenzene Styrene Monomer (EBSM) to Propylene Oxide Styrene Monomer (PO/SM) ratio remains fairly constant Elements driving effective operating rates differ between and within technologies 35 30 25 • 20 15 10 PO/SM Production as % of Regional Production (2015) 5 0 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Conventional PO/SM Other Source: Wood Mackenzie Source: Wood Mackenzie 25 ™ Trademark of Trinseo S.A. or its affiliates. Million Tons Region % Asia 19% Greater Europe 28% North America 17%

STYRENE RELATIVE COST POSITIONS & TRADE FLOWS • North America & Middle East producers advantaged; key exporters. China will remain an importer • Trinseo selectively investing to enhance competitiveness Styrene Production Cost (2016 Capacity Basis) Global Styrene Net Trade 6 West China 4 incl. Trinseo 2 0 (2) (4) (6) 20052007 2009 2011 201320152017 2019 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Global Capacity (kT) NA Europe Asia-ex China ME China Other Source: Trinseo Source: Wood Mackenzie 26 ™ Trademark of Trinseo S.A. or its affiliates. Unit Cost Million Tons Middle East North America incl. AmSty Highest Cost Europe(Grey)

TRINSEO

DRIVERS OF SUSTAINABLE STYRENE MARGIN

- Polystyrene margins driven largely by operating rates unlike benzene (low 70s operating rates) where no direct linkage evident
- Styrene monomer margin has several drivers; need to understand the elements driving **effective** operating rate
  - Supply / demand, integrated / non-integrated structure, nature of capacity, asset age and planned & unplanned outages

N. America Polystyrene Margin vs Operating Rate



Margin
Op Rate
N. America Margin
N. America Operating Rates
82%
82%
81%
82%
86%
86%
2011
2012
2013
2014
2015
2016E

Source: Trinseo

Global Benzene Spread vs Operating Rate



Operating Rate %
EUR spot BZ/Naphtha spread
Benzene Op Rate (%)
BZ:Naphtha spot spread ($/mt)
2011
2012
2013
2014
2015
2016E

Source: IHS

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™ Trademark of Trinseo S.A. or its affiliates.

INVESTOR DAY 2016

STYRENE OPERATING RATE VS MARGIN 800 700 600 500 400 300 200 100 0 Source: IHS (Historical) / Trinseo (Forecast). Styrene Margin = Styrene less 80% * Benzene less 30% * Ethylene. Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). 28 ™ Trademark of Trinseo S.A. or its affiliates. Styrene Margin ($ / metric ton) % Operating Rate Styrene MarginGlobal Op Rate Operating Rate ~ mid 80s 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

CRUDE NOT DRIVING STYRENE PROFITABILITY 800 120 Styrene Margin Brent 700 100 600 80 500 400 60 300 40 200 20 100 0 0 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Source: Trinseo. Styrene Margin = Styrene less 80% * Benzene less 30% * Ethylene. Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). 29 ™ Trademark of Trinseo S.A. or its affiliates. Styrene Margin ($ / metric ton) Brent ($ / bbl)

IMPACT OF STRUCTURAL INTEGRATION SHIFT • Significant move from integrated majors to non-integrated business model 800 30% ROW Non-Integrated China Independents Styrene Margin 700 25% 600 20% 500 400 15% 300 10% 200 5% 100 0 0% 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Source: Trinseo. Styrene Margin = Styrene less 80% * Benzene less 30% * Ethylene. Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). 30 ™ Trademark of Trinseo S.A. or its affiliates. Styrene Margin ($ / metric ton) % Global Capacity

IMPACT OF STRUCTURAL INTEGRATION CHANGE ON How does this translate into Trinseo’s behavior? TRINSEO BEFORE AFTER • Focus on margin versus volume • Move cracker product length (ethylene/benzene); volume driven • Profitability based on market-based reference • Profitability of integrated chain, not styrene • Foundational business • “Run for cash”; non-core business • Invest in productivity/reliability/ efficiency • Flexible approach around processes, e.g. turnaround mgt • Processes driven by cracker/wider site dynamics 31 ™ Trademark of Trinseo S.A. or its affiliates.

IMPACT OF CHINESE CAPACITY • • • Capacity growth mainly in China Mostly small scale and either non-integrated or integrated into a refinery Non-integrated – the high-cost producers –Run to available/economic feed Refinery integrated run at the rate set by the refinery Low China operating rates drive up global effective operating rate • • Source: Wood Mackenzie 32 ™ Trademark of Trinseo S.A. or its affiliates.

AGE OF ASSETS AND IMPACT OF OUTAGES • Aging fleet in NA and Europe; potential for unplanned outages • Scheduled outages significant within year but highly variable; Q4 2016 is low versus average Age of styrene monomer capacity Estimated Outages: 2016 vs 2013 to 2015 25% 20% 20% 15% 15% 2013 to 2015 Range 10% 10% 5% 5% 2016 0% 0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Year Built Source: Trinseo 33 ™ Trademark of Trinseo S.A. or its affiliates. % Global Capacity % Global Capacity NASA EURME Chinaother Asia 2013 to 2015 Average

STYRENE INVESTMENT ECONOMICS • Despite improvement, margins remain below investment levels European Grass Roots Investment Return (IRR%) 20% 14% 15% 10% 5% 0% Q1'14 Q2'14 Q3'14 Q4'14 Q1'15 Q2'15 Q3'15 Q4'15 Q1'16 Q2'16 Q3'16 193 64 56 9 11 5 5 16 12 6 13 Undisc Payback (yrs) Source: Trinseo 34 ™ Trademark of Trinseo S.A. or its affiliates. 15%15% 9% 5% 6% 6% 3%

STYRENE CONCLUSIONS Operating Rates, China vs ROW • Styrene an important part of Trinseo but only represents about 20% of total EBITDA over the last two years* (includes AmSty) Effective Operating rates 95% World ex China • Improvement to underlying and effective operating rates are expected to continue 90% – – – – Limited new capacity, ~2% annual growth rate Change in integration structure Impact of less competitive, non-integrated Chinese capacity Age of SM fleet and significant impact of both planned and unplanned outages 85% 80% 75% 70% • Margins have improved but remain below investment level 65% • Trinseo thesis: we believe margins are sustainable and have the potential to improve in the coming years 60% 2006 2011 2016 2021 World China World ex China • Critical focus areas for Trinseo are cost & margin discipline alongside operational excellence Source: Wood Mackenzie * Includes Americas Styrenics where the Styrene / Polystyrene contribution from our Americas Styrenics segment is based upon estimated splits as previously disclosed in our 2015 Annual Report on Form 10-K for the year ended December 31, 2015 35 ™ Trademark of Trinseo S.A. or its affiliates. World China

BASIC PLASTICS ™ Trademark of Trinseo S.A. or its affiliates.

AT A GLANCE – BASIC PLASTICS Q3’16 LTM Net Sales $1.4 Billion 2015 Net Sales by Market Application North America 6% Other 18% Packaging 21% Consumer Electronics 6% EMEA 69% Asia Pacific 25% Appliances 25% Building & Construction / Sheet 30% 37 ™ Trademark of Trinseo S.A. or its affiliates. Investment Highlights • Stable/increasing operating rates in polystyrene, ABS, and polycarbonate with limited new capacity • Leading market positions - #3 in global polystyrene, #2 in Europe ABS • Differentiated ABS and High-Impact Polystyrene technology Key Product Offerings • Polystyrene (HIPS, GPPS) • Copolymers (ABS, SAN) • Polycarbonate

RESULTS – BASIC PLASTICS Trade Volume (MM Lbs) 2,174 2,160 2,137 2014 2015 Q3'16 LTM Adj EBITDA ($MM) $152 2014 2015 Q3'16 LTM 38 ™ Trademark of Trinseo S.A. or its affiliates. $116 ($15) Performance Highlights • Volume reduction due to - Closure of North America Polycarbonate - Asia polystyrene repositioning - Offset by growth in ABS • Significant improvement in margin/cost position - Improving Polycarbonate operating rates - Asset strategy; Polycarbonate/Polystyrene - Margin vs volume focus – Polystyrene Asia - Reinforcing premium position in ABS

POLYSTYRENE CAPACITY OVERVIEW Asia Pacific Schkopau, Germany Trinseo North America Marietta, OH Joliet, IL Tessenderlo, Belgium Americas Styrenics Allyn's Point, CT Other EMEA Zhangjiagang, China (from 2H2017) Trinseo Other Hanging Rock, OH Tsing Yi, Hong Kong Torrance, CA Other Cartagena, Colombia Merak, Indonesia Denotes Americas Styrenics productions sites Trinseo owns 50% of Americas Styrenics Source: IHS (2016 Data) 39 ™ Trademark of Trinseo S.A. or its affiliates.

LEADING POSITION IN KEY POLYSTYRENE APPLICATIONS EMEA Polystyrene Demand – EUROPE / MIDDLE EAST / AFRICA Market (’16-’20 CAGR%) Other (1.1%) Electronics / Appliances (0.6%) Consumer Products (1.6%) Building / Construction (2.8%) Packaging / One-Time Use (0.1%) 2010 Source: IHS 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 • #1 in HIPS for large Appliances Targeted grade development to maintain leading position • #2 in XPS for Insulation Boards • #3 in PS for Packaging 40 ™ Trademark of Trinseo S.A. or its affiliates. Demand

LEADING POSITION IN APPLICATIONS – ASIA APAC (incl India) Polystyrene Demand KEY POLYSTYRENE PACIFIC Market (’16-’20 CAGR%) Other (0.9%) Building / Construction (0.9%) Consumer Products (1.4%) Packaging / One-Time Use (1.5%) Electronics / Appliances (2.6%) 2010 Source: IHS 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 • #1 for Large Appliances • #1 in HIPS for Printer • Leading in super high impact HIPS for Toys and in packaging • Leading position in Indonesian market 41 ™ Trademark of Trinseo S.A. or its affiliates. Demand

INTERPOLYMER SUBSTITUTION

TRINSEO

Highest Threat

Lowest Threat

Application	Trinseo Polymer	Replacement: PP / Comp. PP	PET	PLA	PVC	eABS	SMMA/ PETG/PMMA	Paper/Glass
Packaging	GPPS / HIPS	Cheap Green Image	Green Image Cheap App. Adv	Green Image Cheap	-	-	-	Cheap Green Image
Injection Molding (small appliances)	HIPS	-	-	-	-	Gloss	-	
Refrigerator Liner	mABS	-	-	-	-	Gloss	-	
	HIPS	-	-	-	-	Cheap (APAC)	-	
Trays	GPPS	-	-	-	-	-	-	

- Polystyrene that can be easily substituted has moved already
- Some packaging applications may still be possible but volume limited; requires investment
- Overall impact built into demand projections

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™ Trademark of Trinseo S.A. or its affiliates.

INVESTOR DAY 2016

POLYSTYRENE SUMMARY • Strong position in target segments with a successful regional strategy – North America market has consolidated; EMEA market is consolidating – Managing exposure to China market; sole producer in Indonesia Leading technical position – Advanced technology with STYRON X-TECH™ platform • • Stable business delivering consistent performance and cash generation 43 ™ Trademark of Trinseo S.A. or its affiliates.

POLYCARBONATE OVERVIEW • 4 million metric ton global market; 60% Asia Pacific (APAC) • Europe, Middle East, & Africa (EMEA) market 500 kilo tons; grows 2.2% per year • Strategic focus: support Performance Plastics • Direct Polycarbonate business: strong position in sheet & compounding • #3 player in Europe • Trinseo strengths –Independent position –Customer engagement 44 ™ Trademark of Trinseo S.A. or its affiliates. HOUSEWARE AUTOMOTIVE COMPOUNDING SHEETS

POLYCARBONATE KEY APPLICATIONS EMEA PC Demand by End Market EMEA PC Capacity Trinseo 13% Other 16% Electronics/Electrical 21% Packaging 5% Covestro 46% Optical Media 12% Sheet/Film 20% SABIC Plastics 41% Automotive (Non-Window) 13% Appliances/Housewares 13% Source: IHS (2015 Data) Source: IHS (2015 Data) 45 ™ Trademark of Trinseo S.A. or its affiliates.

POLYCARBONATE SUPPLY Regional Supply / Demand Balance / DEMAND DYNAMICS Global Supply / Demand & Operating Rate 100% North America EMEA Asia Pacific Supply Demand Supply Demand Supply Demand Source: IHS (2015 Data) 0% 2010 2012 2014 2016 2018 2020 Demand Total Capacity Operating Rate APAC only region adding capacity but only gradually –Requires imports to satisfy local demand Source: IHS © 2015 IHS 46 ™ Trademark of Trinseo S.A. or its affiliates. Million Metric Tons Operating Rate

POLYCARBONATE SUMMARY • • Business focused on supporting Performance Plastics growth Direct business (EMEA) built on strategic position as the independent polycarbonate supplier to sheet producers & compounders Outstanding track record in quality and service • • Overall business demand is stable; new capacity consumed by growth in 47 ™ Trademark of Trinseo S.A. or its affiliates.

ABS OVERVIEW • 8 million metric ton global market; 75% APAC • • European market of 1.1 million metric tons 3% growth rate • 20% market share in Europe • #1 in target segments in Europe • Trinseo strengths – – Differentiated product Customer engagement 48 ™ Trademark of Trinseo S.A. or its affiliates. AUTOMOTIVE OPAQUE SHEETS EDGE BANDS

ABS SUPPLY ABS Demand by Region Other / DEMAND DYNAMICS ABS Capacity Additions by Region (kilo tons) Southeast Asia 9% 7% 800 600 Western Europe 9% Trinseo ZJG 400 Northeast Asia 60% 200 Middle East 4% 0 North America 11% (200) 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2015 Global supply: emulsion vs. mass ABS (MT/y) Source: IHS Americas EMEA APAC Emulsion ABS 90% 2016 to 2020 CAGR Supply: 2.4% Demand: 3.2% Others Mass ABS 10% Trinseo Source: IHS 49 ™ Trademark of Trinseo S.A. or its affiliates.

SOURCE OF ABS DIFFERENTIATION Magnum mass ABS Lowest gel level Low gloss Lower, better base color Low odor and fogging Better UV/thermal stability Color stability Emulsion ABS 50 ™ Trademark of Trinseo S.A. or its affiliates.

ABS SUMMARY • ABS business built on Trinseo Magnum mass ABS with superior technology vs market Supply / demand dynamics continue to be favorable Continue to drive innovation; deliver differentiated products to enhance Auto and CEM success Expansion of footprint in China to support Performance Plastics growth • • • 51 ™ Trademark of Trinseo S.A. or its affiliates.

RESULTS – AMERICAS STYRENICS Adjusted EBITDA ($MM) $135 $132 2014 2015 Q3'16 LTM NOTE: Styrene / Polystyrene contribution from our Americas Styrenics segment based upon estimated splits as previously disclosed in our 2015 Annual Report on Form 10-K for the year ended December 31, 2015 52 ™ Trademark of Trinseo S.A. or its affiliates. Styrene $50 Polystyrene Performance Highlights • Step change in EBITDA contribution • Similar drivers to base Trinseo - Effective operating rates in styrene monomer - Strong styrene export position - Focus on PS business performance and reliable operations - Continued PS development to maintain leadership

BASIC PLASTICS & FEEDSTOCKS DIVISION SUMMARY • Step change in BP&F performance built on solid fundamentals – – – Improving effective styrene monomer operating rates Trinseo leadership position in key polystyrene and mass ABS businesses Continued strong performance from Americas Styrenics • Provides basis for Trinseo view on sustainability of EBITDA and generation cash • New segmentation provides greater visibility and transparency 53 ™ Trademark of Trinseo S.A. or its affiliates.

PERFORMANCE MATERIALS Hayati Yarkadas, SVP, Performance Materials Division ™ Trademark of Trinseo S.A. or its affiliates.

OVERVIEW Q3’16 LTM Net Sales $2.0 Billion (a) 2015 Net Sales by Market Application Board Special y Paper 11% Grap ical North America 29% Tires / Rubber Goods 22% P er Asia Pacific 23% Othe 8% Consumer EMEA 48% Electronics 5% utomotive 25% 12% (a) Excludes recently divested Latin America business 55 ™ Trademark of Trinseo S.A. or its affiliates. • Synthetic Rubber Reporting Segments• Performance Plastics • Latex Binders

GROWTH TRAJECTORY 9% CAGR to 2019 Adjusted EBITDA ($MM) +$25 2016 Guidance Midpoint Organic Growth & Committed Actions Prospective Opportunities 2019 56 ™ Trademark of Trinseo S.A. or its affiliates. +$75 $435 $335 • Synthetic Rubber $25MM • Latex Binders $20MM • Performance Plastics $30MM

GROWTH DRIVERS – 2016 TO 2019 Organic Growth & Committed Actions Prospective Opportunities • SSBR expansion in Europe • Optimization of compounding facilities • Rubber Pilot Plant • Bolt-on M&A - - All Performance Plastics market Adhesives & Construction in Latex Binders • New SSBR grades and Nd technology • ABS investment in China • Organic growth in Medical and Consumer Electronics • Organic growth in Board, Textile, and Construction 57 ™ Trademark of Trinseo S.A. or its affiliates. +$75MM EBITDA +$25MM EBITDA Opportunity Beyond 2019: SSBR Capacity Expansion in Asia

SYNTHETIC RUBBER ™ Trademark of Trinseo S.A. or its affiliates.

SYNTHETIC RUBBER Q3’16 LTM Net Sales $0.4 Billion 2015 Net Sales by Market Application EMEA 63% Other 17% Latin America 6% North America 8% Tires 83% Asia Pacific 23% • Differentiated product offering focused on • Stable volume and EBITDA via long-term 59 ™ Trademark of Trinseo S.A. or its affiliates. Highlights performance tire market customer contracts / close customer relationships Key Product Offerings • SSBR – invest to grow, highest sales volume • ESBR – run for cash, supply / demand driven • Ni-PBR – part of Ni / Nd swing train • Nd-PBR – grow with performance tires • Li-PBR – internal use

PERFORMANCE TIRE MARKET GROWING AT 8% - 10% Total Tire Market Billions of Tires 1.7 Standard Tires 1.5 1.2 1.0 0.7 0.5 0.2 0 Standard Tires -3% CAGR* 48% 52% Performance Tires 8-10% CAGR* Performance Tires 2015 Source: LMC, Trinseo 2016 2017 2018 2019 2020 * 2015 to 2020 Source: Trinseo 60 ™ Trademark of Trinseo S.A. or its affiliates. Rigorous Requirements •Fuel efficiencylow rolling resistance •Safetyimproved grip •Size / Speedlarger rim diameter (> 17’’), higher speed rating

TRENDS DRIVE MARKET GROWTH

1) Reduced CO_2 emmisions

- 25% of vehicle CO_2 emissions related to rolling resistance of tires
- 20% CO_2 reduction for passenger cars in Europe mandated by 2020 (vs. 2015)

2) Tire labeling

- 20-30% of vehicle fuel consumption related to rolling resistance of tires
- 30% rolling resistance reduction result improves fuel efficiency by ~6%
    - Trinseo SSBR contributed to 30% reduction over the last 10 years
    - We expect further 20% to 30% improvement over the next few years

Tire labels for fuel efficiency, wet grip, and noise levels


A
B
C
D
E
F
G
B
A
B
C
D
E
F
G
B
72 dB
1222/2009 - C3

- **Europe** – mandatory since 2012
- **Japan** – voluntary since 2010
- **USA** – proposed, pending decision by NHTSA
- **China** – voluntary 2017, mandatory expected 2018/2019

Sources: International Council on Clean Transportation, European Environment Agency

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™ Trademark of Trinseo S.A. or its affiliates.

INVESTOR DAY 2016

FOCUSED ON SSBR & PERFORMANCE TIRES VIA SUPERIOR TECHNOLOGY

- Recognized synthetic rubber technology leader
  - ***World class synthetic rubber manufacturing platform***
  - ***Long track record and well specified product portfolio***
- Intensive R&D effort
  - ***Focused on next generation product development for performance tires***
  - ***Minimizing rolling resistance while improving wet grip and durability***
- Will attract growth capital



SSBR
TSE Focus
Other synthetic rubber types
Performance Tires
Standard Tires
Technical Rubber Goods
Plastics Modification

Technology allows Trinseo to focus on Performance Tires

62
™ Trademark of Trinseo S.A. or its affiliates.
INVESTOR DAY 2016

WHERE DOES SSBR Segments Margin ($/MT) High TRINSEO PLAY IN SSBR MARKET? Supply/Demand New SSBR for Performance Tires kT 800 res 600 400 1 0.8 200 0.6 0 2015 2016 2017 2018 2019 2020 0.4 Demand Supply Source: Trinseo 0.2 • Few players with differentiated SSBR capabilities Low 0 • First mover advantage with new generation product introduction 300 600 Volume (KT) 900 1200 Source: Trinseo * Utilization based on available capacity • Highly dependent on qualifications at tire producers platforms 63 ™ Trademark of Trinseo S.A. or its affiliates. We operate in the high growth, high margin Performance Tire market Current performance ti CAGR >10% Early generation performance tires CAGR ~5% Utilization* >90% Std. tire & non-tire Utilization* 60-90% Utilization* <60%

LEADING SUPPLIER TO KEY TIRE PRODUCERS • Long standing partnership to key tire producers globally … & others • Stable business performance with long-term contracts • +10 years product life cycle specified at various tire compounders • Extensive collaboration with customers for new product development 64 ™ Trademark of Trinseo S.A. or its affiliates.

GROWTH DRIVERS – 2016 TO 2019 Organic Growth & Committed Actions Opportunity Beyond 2019 • Investing in an SSBR expansion in Europe • SSBR capacity expansion in Asia Explore M&A - $10MM 2019 EBITDA contribution, $20MM annual EBITDA contribution by 2020 50 kT capacity addition Commercial in Jan 2018 • - - • Starting new SSBR Pilot Plant - - - $5MM annual EBITDA contribution starting in 2018 Product trials move off production trains Available Q4 2017 • Developing new SSBR grades & new Nd-BR technology - $10MM annual EBITDA contribution by 2019 with ramp-up starting with 2017 commercialization Pilot Plant improves development speed to market Nd-BR trials progressing well - - 65 ™ Trademark of Trinseo S.A. or its affiliates. +$25MM EBITDA

LATEX BINDERS ™ Trademark of Trinseo S.A. or its affiliates.

LATEX BINDERS Q3’16 LTM Net Sales $0.9 Billion (a) 2015 Net Sales by Market Application Board & Specialty Paper 25% Adhesives & Construction 9% North America 31% Graphical Paper 39% Asia Pacific 25% Textile 27% EMEA 44% (a) Excludes recently divested Latin America business • Multi-segment global business • All plants SB and SA enabled 67 ™ Trademark of Trinseo S.A. or its affiliates. Highlights • Offer customized solutions to various applications • World leader in SB Latex Key Product Offerings • SB Latex • SA Latex • Starch / other alternative chemistries

MARKETS Adhesives & Construction Graphical Paper Board & Specialty Paper Textile 12% 34% 35% 32% 88% 15% Number 2 competitor Global growth 3% 18% Number 2 competitor Global growth 1% 28% Number 2 competitor Global growth -3% Global growth 5% Source: Risi, Kline Group, Trinseo • • • #1 position in Board: growth driven by e-commerce and increased hygiene standards Leader in graphical paper technology – maintain volume, push for margin #3 position in SB for Adhesives & Construction: growth driven in applications where the need for water barriers and sound control are increasing 68 ™ Trademark of Trinseo S.A. or its affiliates.

STRATEGY 1) Optimize Footprint & Cost Control in Graphical Paper Margin profile changing as Trinseo responds to market trends Adhesives & Construction • Respond to declining graphical paper market and maintain superior cost position $10MM fixed cost reduction over the past two years Focus on leading paper mills • Adhesives & Construction Focus on growth in Adhesives & Construction applications Board Board 2) Customer Centricity T iles • Maintain our #1 position in Textile applications Textiles Paper • Grow in Board: 11 conversions Paper announced from Paper to Board – all working exclusively with Trinseo 3) Growth in Adhesives & Construction Applications 2015 2019 • • Expand SA technology Bolt-on M&A 69 ™ Trademark of Trinseo S.A. or its affiliates.

GROWTH DRIVERS – 2016 Organic Growth & Committed Actions TO 2019 Prospective Opportunities • Evaluating bolt-on M&A opportunities to further diversify offerings to the Adhesives & Construction market • Growth in Board, Textile, and Construction - $13MM annual EBITDA contribution by 2019 Board: - - - Global #1 position Patented multi-layer technology for packaging Market leader in faster growing liquid board packaging market Construction: - - Textile: - - Substitute SA with lower cost SB technology Expand SA through bolt-on M&A Global #1 position Grow with the market and maintain leadership position • Optimizing footprint and cost control - - $7MM annual EBITDA contribution by 2019 Continued cost discipline 70 ™ Trademark of Trinseo S.A. or its affiliates. +$20MM EBITDA

PERFORMANCE PLASTICS ™ Trademark of Trinseo S.A. or its affiliates.

PERFORMANCE Q3’16 LTM Net Sales $0.7 Billion (a) PLASTICS 2015 Net Sales by Market Application Consumer Electronics North America 39% 15% Medical & Lighting 11% Asia Pacific 19% EMEA 42% Automotive 74% (a) Excludes recently divested Latin America business • Differentiated product offering serving attractive markets such as lightweighting, aesthetics, and recycled material 72 ™ Trademark of Trinseo S.A. or its affiliates. Highlights • Product characteristics in line with key industry trends content Key Product Offerings • ABS – differentiated low-gloss mass ABS technology • ABS & PC/ABS Compounds – for specialty applications • PC Compounds – for specialty applications • Long Glass Fiber Polymers – semi-structural applications • Polypropylene Compounds

MARKETS & APPLICATIONS Trinseo serves attractive markets where Plastics use is growing >10% Automotive >10% Lighting >10% Consumer Electronics 15% Medical >10% Annual growth: Source: Proprietary Roland Berger study Trinseo enjoys long-term relationships with OEMs in all markets 73 ™ Trademark of Trinseo S.A. or its affiliates. Trinseo chosen for product reliability, consistency, and our ability to develop products that address the trends and challenges our customers face in their markets

OUR PRODUCTS ARE INTRINSIC TO END PRODUCT PERFORMANCE Compounds 74 ™ Trademark of Trinseo S.A. or its affiliates. LGF PP • Automotive semi-structural parts: Lift gates, Instrument Panel carriers, Front end modules, door modules • High stiffness for metal replacement • Low emissions • Affordable ABS • Automotive interior parts • Medical drug delivery devices • Self coloring at press • Low emissions/smell • Low gloss (eliminates painting) PC Blends • Automotive interior and exterior parts • Consumer electronics housings • Heat resistance • Low temp impact resistance • Low gloss (eliminates painting) PC Products Key Properties Applications • Ignition resistance • Sustainable (containing recycle) • Light diffusion • Consumer electronics parts/accessories • Medical device housings • Light bulbs, lenses and luminaires

TRENDS DRIVE MARKET GROWTH

Automotive

1. Lower Fuel Consumption
   - Vehicle lightweighting will drive plastic content in cars from 200kg/car in 2014 to 350kg per car by 2020
   - Lightweighting of vehicle as important for electrical vehicles as for current vehicles
2. Globalization of product supply
   - OEM: global presence, regionally competitive

CE, Medical and Lighting Markets

1. Shorter product life cycles
2. Growing & aging population
3. Sustainable solutions (Post-consumer Recycled)
4. Lighting energy efficiency

Plastic parts essential to achieve fuel efficiency goals



Roof System
Tailgate
Underbody Shield
Instrument Panel
Structural Part Mid Console
Door Module
Center Console Carrier
Front End Carrier
ENLITE™ PP-LGF
ENLITE™ GF Alloys

Sources: International Council on Clean Transportation, European Environment Agency

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™ Trademark of Trinseo S.A. or its affiliates.

INVESTOR DAY 2016

GROWTH IN AUTOMOTIVE Specific actions to grow in excess of car production Leader in ABS & PC blends for interior automotive applications - - ABS in China PP Long-Glass Fiber 85% for semi-structural applications, reducing OEM costs by 10% PC Blends & Compounds for exteriors North America Europe Pacific 12% - 35% 45% 55% 65% 88% Initiatives driving volume growth in various markets Trinseo Others Trinseo Others Trinseo Others Source: Trinseo Base - 2016 Asia Semi-structualExterior Base - 2019 Applications Applications 76 ™ Trademark of Trinseo S.A. or its affiliates. > 5% CAGR

GROWTH IN CONSUMER ELECTRONICS, MEDICAL, & LIGHTING Growth in high-end segments (Sales volume) 10% CAGR Electrical & Lighting Medical Consumer Electronics / Other 2016 Consumer Electronics / Other Medical Electrical & Lighting 2019 77 ™ Trademark of Trinseo S.A. or its affiliates. Large & global, feedstock integrated, but lean & agile solution provider

GROWTH DRIVERS – 2016 Organic Growth & Committed Actions TO 2019 Prospective Opportunities • Optimizing our compounding facilities • Organic growth and new applications -$25MM annual EBITDA contribution by 2019 with focused growth in: - $5MM run-rate annual EBITDA contribution Production and logistics efficiencies Commercial early 2018 • • Auto interiors (grow with car builds) Auto exterior and semi-structural applications with newly launched 85% LGF PP and PC Blends Consumer Electronics, Medical and Lighting - - • • Bolt-on M&A for enhanced growth in select markets • Investing in ABS capacity in China to meet customer requirements - $5MM 2019 EBITDA contribution, $15MM run-rate annual EBITDA contribution Global products sourced locally Differentiated technology Commercial mid-2017 - - - 78 ™ Trademark of Trinseo S.A. or its affiliates. +$30MM EBITDA

PERFORMANCE MATERIALS SUMMARY 9% CAGR to 2019 +$25 Adjusted EBITDA ($MM) 2016 Guidance Midpoint Organic Growth & Committed Actions Prospective Opportunities 2019 • • • • Investing in differentiated SSBR business in line with growth in performance tires Investing in ABS in China Cost control in paper and aggressive growth in Board, Textile and Construction in Latex Binders Bolt-on acquisitions in Performance Plastics and in construction in Latex Binders 79 ™ Trademark of Trinseo S.A. or its affiliates. +$75 $435 $335 • Rubber $25MM • Latex Binders $20MM • Performance Plastics $30MM

CASH DEPLOYMENT Barry Niziolek, EVP & CFO ™ Trademark of Trinseo S.A. or its affiliates.

CASH DEPLOYMENT – KEY POINTS Generating significant free cash flow At target net leverage ratio of 1 to 2 times Ample liquidity Balance cash deployment returning to shareholders between investing for growth and 81 ™ Trademark of Trinseo S.A. or its affiliates.

STRONG FINANCIAL RESULTS $590 $299 2014 2015 2016E** 2013 2014 2015 2016E** ($22) ($67) $485 6 5 4 3 2 1 0 5.4x $1,336 5.0x $1,213 1,000 2.0x $560 500 1.2x - 2013 2014 2015 Cash 2016E** Total Debt 2013 2014 2015 2016E** Cash From Ops Free Cash Flow* Net Leverage Ratio* (1) (1) Net Leverage Ratio = (Total debt less Cash and cash equivalents) / EBITDA (2) Free Cash Flow = cash from operating activities less capital expenditures. 2015 value of $244MM includes a cash use for a call premium of approximately $69MM. 2014 value of $19MM includes a cash use of approximately $56MM of termination fees for Latex JV Option and Bain Advisory Agreement. *See Appendix for reconciliation of non-GAAP measures. **2016E represents midpoint of guidance. 82 $353 $350 $211 $244 $138$117 $19 $197 $1,208 $431 $1,202 $221 Cash Generation ($MM) (2) Leverage ($MM) $134 2013 $492 $278$262 Adjusted EBITDA* ($MM) Net Income ($MM)

CASH DEPLOYMENT EVOLUTION focused (1) Trinseo may contribute cash to investors under Luxembourg law through repayments of equity or a distribution of statutory profits (i.e. a dividend). These may have different personal tax consequences to investors, who are encouraged to consult their tax advisor regarding these tax consequences. 83 ---None---Balanced with growth investments Share Repurchases ---None---Targeted & disciplined M&A ---None---Implemented attractive dividend Dividends (1) Improving Strong Liquidity Primarily maintenance-Maintenance as well as growth and productivity-focused projects Capital Expenditures Currently Historically

2016 Q3 YTD CASH RETURNED TO SHAREHOLDERS YTD Cash from Ops $325 $242 $221 million returned to shareholders through Q3 dends – Repurchased 4.2 million shares, or about 9% Repurchases – Authorized to repurchase remaining 2.7 million shares from 4.5 million shareholder authorization – Quarterly dividend $0.30 per share initiated in the second quarter with a current yield of greater than 2% YTD Free Cash Flow* ($MM) YTD Shareholder Returns ($MM) * See Appendix for reconciliation of non-GAAP measures. 84 ™ Trademark of Trinseo S.A. or its affiliates. 91% of YTD Free Cash Flow* returned to shareholders $221 $27 Divi Share $194

CASH DEPLOYMENT PRINCIPLES focused on high-return and high-confidence projects and synergistic opportunities in Basic Plastics & Feedstocks (1) Trinseo may contribute cash to investors under Luxembourg law through repayments of equity or a distribution of statutory profits (i.e. a dividend). These may have different personal tax consequences to investors, who are encouraged to consult their tax advisor regarding these tax consequences. 85 ™ Trademark of Trinseo S.A. or its affiliates. Disciplined Cash Deployment Balance with growth investments Share Repurchase Focused on complementary technology for Performance Materials Targeted M&A Sustainable and attractive dividend Dividends (1) Steady maintenance capital with productivity and growth capital Capital Expenditures Focus on increasing cash flow generation via EBITDA growth, working capital management, and spending discipline Strong Financial Performance

CASH AVAILABILITY $ millions +$415 +$415 ($55) ($175) 2016 Year-End Cash (1) Cash from Operations CapEx Dividends (2) 2017 Year-End Cash Cash from Operations CapEx Dividends (2) 2018 Year-End Cash (1) No Q4 2016 share repurchases included (2) At current $1.20 annual repayment of equity rate 86 ™ Trademark of Trinseo S.A. or its affiliates. About $725 million cash plus balance sheet capacity available through 2018 for additional investment / returns to shareholders ($175) $930 ($55) $745 $560 minimum cash balance: $200 million

CAPITAL SPENDING Capital Spending ($MM) • Approximately $40 million per year to maintain world class assets Declining IT spend (ERP and plant control room upgrades) –ERP upgrade start-up on time and on budget Growth projects that leverage our existing advantaged positions $175 $175 • rowth / Productivity • – – – Asia ABS SSBR expansion and Pilot Plant Latex China expansion int / EH&S / Regulatory • Productivity projects with attractive returns 2016 2017 2018 – – Styrene utility efficiency Butadiene recovery 87 ™ Trademark of Trinseo S.A. or its affiliates. $135 $105 $110 G IT Ma $43 $55 $30 $25 $37 $40 $40

ATTRACTIVE DIVIDEND YIELD 4.3% 2.3% 1.0% Peer A Peer B Peer C TSE Peer D Peer E Peer F Peer G Peer H S&P 500 Source: Bloomberg 88 ™ Trademark of Trinseo S.A. or its affiliates. Maintain and grow dividend over time 2.9% 2.5% 2.2% 1.8% 1.3% 0.0%0.0%

MANAGING CASH THROUGH VARIOUS ECONOMIC AND BUSINESS EBITDA Break-Even ($MM) CONDITIONS Adj EBITDA* ($MM) $590 $75 CapEx Interest Taxes Dividends EBITDA Break-Even 2013 2014 2015 2016E** *See Appendix for reconciliation of non-GAAP measures. **2016E represents midpoint of guidance. 89 Base cash needs are manageable through various economic and business conditions $492 $278$262 $55 $30 $80 $240

TARGETED M&A Grow Performance Materials and strengthen Basic Plastics & Feedstocks 90 ™ Trademark of Trinseo S.A. or its affiliates. • Basic Plastics & Feedstocks:synergy / consolidation opportunity • Synthetic Rubber: geographic expansion in Asia • Performance Plastics:differentiated technology and access to end markets • Latex Binders:technology for adhesives / construction markets

CAPACITY THROUGH 2018 FOR INVESTMENT AND SHAREHOLDER RETURNS 91 ™ Trademark of Trinseo S.A. or its affiliates. Remaining cash and balance sheet capacity for investing for growth and returning to shareholders • Dividend:attractive yield within peer group • Share Repurchases:balance with growth investments • Bolt-on Acquisitions:$200 to $300 million in aggregate

CASH DEPLOYMENT – KEY POINTS Generating significant free cash flow At target net leverage ratio of 1 to 2 times Ample liquidity Balance cash deployment returning to shareholders between investing for growth and 92 ™ Trademark of Trinseo S.A. or its affiliates.

GUIDANCE & WRAP-UP Chris Pappas, President & CEO ™ Trademark of Trinseo S.A. or its affiliates.

2017 GUIDANCE

TRINSEO

TRINSEO

Net Income:
~$310MM

Adj EBITDA*:
~$580MM

EPS (Diluted) and Adj EPS*:
~$6.78

Cash from Operations:
~$415MM

Basic Plastics & Feedstocks
Adj EBITDA: ~$335MM

Basic Plastics	~$125MM
Feedstocks	~$75MM
Americas Styrenics	~$135MM

- Sustained performance across the Styrenics chain
- Steady Polycarbonate margins
- Continued strong AmSty performance and resulting dividends
- Styrene upside potential

Performance Materials
Adj EBITDA: ~$330MM

- Consistent performance in Latex Binders
- Continued, strong performance in Synthetic Rubber with YoY offset from SSBR expansion
- Continued growth in Performance Plastics
- Future growth from upcoming investments including those in SSBR and ABS

Corporate
Adj EBITDA: ~$(85)MM

Free Cash Flow Components
- **$175MM** CapEx
- **$90MM** cash taxes
- **$75MM** cash interest

*See Appendix for reconciliation of non-GAAP measures. EPS estimates reflect average diluted shares outstanding as of the end of Q3 2016 and do not include impacts from potential future share repurchases or dilution.

94

™ Trademark of Trinseo S.A. or its affiliates.

INVESTOR DAY 2016

STYRENE GUIDANCE APPROACH

TRINSEO

EBITDA contribution of combined styrene of Trinseo / TSE share of Americas Styrenics


Unplanned supply outages and supply/demand changes
Higher planned outage impacts & tightening supply/demand
Potential upside to guidance from styrene
Unplanned Outage Impact
Base Styrene Profitability
Base Profitability: 2016 level of outages, minor supply disruptions & expected demand levels

2015 Actual

- High level of outages
- ~$60MM of unplanned outage-driven margin

2016 Guidance

- Lower level of outages
- ~$80MM expected year-over-year structural improvement

2017 Guidance

- Upside from additional year-over-year outages not included in base guidance

NOTE: Amounts being shown for illustrative purposes only. Represents Adjusted EBITDA from the Company's Feedstocks segment combined with the approximate styrene contribution from our Americas Styrenics segment based upon an estimated 45% styrene / 55% polystyrene split (as previously disclosed in our 2015 Annual Report on Form 10-K for the year ended December 31, 2015)

95

™ Trademark of Trinseo S.A. or its affiliates.

INVESTOR DAY 2016

KEY TAKEAWAYS • Basic Plastics & Feedstocks margins are expected to be sustainable and have growth potential Performance Materials will remain on track for higher growth • • Cash deployment will remained disciplined and balanced between growth and shareholder return 96 ™ Trademark of Trinseo S.A. or its affiliates.

SUM-OF-THE-PARTS ANALYSIS 2016E Net Income Adj EBITDA* $295MM - $303MM $585MM - $595MM EBITDA Multiple Compa rison Feedstocks LYB less 20% Feedstocks / Basic Plastics Blend Americas Sty Basic Pl LYB Latex Binders OMN Performance Pl SHLM / POL Avg Synthetic Rubber LXS Rubber Sale Corporate Segment Wtd Avg 2016E Adj EBITDA* ($MM) *See Appendix for reconciliation of non-GAAP measures. 97 ™ Trademark of Trinseo S.A. or its affiliates. Resulting EBITDA Multiple of 6.5X renics astics astics ~$75 4.5x 5.1x 5.6x 8.2x 8.1x 7.3x ~$135 ~$140 ~$95 ~$135 ~$105 ~($95) 6.5x

Q&A ™ Trademark of Trinseo S.A. or its affiliates.

APPENDIX ™ Trademark of Trinseo S.A. or its affiliates.

US GAAP TO NON-GAAP RECONCILIATION Profitability Guidance Free Cash Flow - Reported Free Cash Flow - Guidance NOTE: For definitions of non-GAAP measures as well as descriptions of reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to our quarterly earnings release furnished on Form 8-K as Exhibit 99.1 – Press Release, November 1, 2016. Totals may not sum due to rounding. 100

TRINSEO

US GAAP TO NON-GAAP RECONCILIATION

Net Leverage Ratio

(In millions)	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016E
Short-term borrowings and current portion of long-term debt	8.8	7.6	5.0	5.0
Long-term debt	1,327.7	1,194.6	1,202.8	1,208.0
Total debt	1,336.5	1,202.2	1,207.8	1,213.0
Less: Cash and cash equivalents	(196.5)	(220.8)	(431.3)	(560.0)
Total debt less cash and cash equivalents	1,140.0	981.4	776.5	653.0
Net income (loss)	(22.2)	(67.3)	133.6	299.0
Interest expense, net	132.0	124.9	93.2	76.0
Provision for income taxes	21.8	19.7	70.2	84.0
Depreciation and amortization	95.2	103.7	96.8	97.0
EBITDA	226.8	181.0	393.8	556.0
Net Leverage Ratio (a)	5.0	5.4	2.0	1.2

(a) The Net Leverage Ratio calculated by dividing total debt (excluding unamortized deferred financing fees) less cash and cash equivalents as of each balance sheet date by the annual EBITDA for that respective fiscal year. Net Leverage Ratio is a non-GAAP liquidity measure utilized by the Company to assess the Company's financial condition as well as the ability to meet its financial obligations. Net Leverage Ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.

NOTE: For definitions of other non-GAAP measures presented within, refer to Exhibit 99.1 - Press Release, dated November 1, 2016 furnished on Form 8-K on November 1, 2016.

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INVESTOR DAY 2016

US GAAP TO NON-GAAP RECONCILIATION

TRINSEO

(in $millions, unless noted)	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	2013	2014	2015
Net Income (Loss)	**17.1**	**(44.6)**	**(10.1)**	**(29.7)**	**37.7**	**0.8**	**52.1**	**43.1**	**76.7**	**95.8**	**67.3**	**(22.2)**	**(67.3)**	**133.6**
Interest expense, net	32.8	32.6	30.1	29.4	28.9	25.6	19.5	19.3	18.9	18.8	18.8	132.0	124.9	93.2
Provision for (benefit from) income taxes	12.8	5.5	3.7	(2.1)	17.9	7.5	21.2	23.6	21.9	28.6	16.0	21.8	19.7	70.2
Depreciation and amortization	23.7	27.1	27.8	24.9	22.5	21.7	23.0	29.5	23.2	24.9	23.8	95.2	103.7	96.8
EBITDA	86.4	20.6	51.5	22.5	107.0	55.6	115.8	115.5	140.7	168.1	125.9	226.8	181.0	393.8
Loss on extinguishment of long-term debt	-	-	7.4	-	-	95.2	-	-	-	-	-	20.7	7.4	95.2
Other items	-	32.5	1.9	3.9	1.3	0.6	0.3	-	1.8	0.3	0.3	0.8	38.4	2.2
Restructuring and other charges	0.5	2.1	0.8	6.6	0.5	(0.1)	0.1	0.2	0.7	1.1	16.8	10.8	10.0	0.8
Net (gains) / losses on dispositions of businesses and assets	-	-	-	(0.6)	-	-	-	-	-	12.9	0.3	4.2	(0.6)	-
Fees paid pursuant to advisory agreement	1.2	24.2	-	-	-	-	-	-	-	-	-	4.7	25.4	-
Asset impairment charges or write-offs	-	-	-	-	-	-	-	-	-	-	-	9.9	-	-
Adjusted EBITDA	88.1	79.4	61.6	32.4	108.8	151.3	116.2	115.7	143.2	182.4	143.3	277.9	261.6	492.0
Adjusted EBITDA to Adjusted Net Income														
Adjusted EBITDA	88.1	79.4	61.6	32.4	108.8	151.3	116.2	115.7	143.2	182.4	143.3	277.9	261.6	492.0
Interest expense, net	32.8	32.6	30.1	29.4	28.9	25.6	19.5	19.3	18.9	18.8	18.8	132.0	124.9	93.2
Provision for (benefit from) income taxes - Adjusted	12.0	10.1	5.4	1.8	18.3	25.5	22.3	18.7	22.4	28.8	21.4	28.4	29.4	84.9
Depreciation and amortization - Adjusted	23.7	25.8	25.6	24.5	22.3	21.6	22.1	23.4	22.6	24.9	23.3	95.2	99.6	89.3
Adjusted Net Income	19.6	10.9	0.5	(23.3)	39.3	78.6	52.3	54.3	79.3	109.9	79.8	22.3	7.7	224.6
Wtd Avg Shares - Diluted (000)	*37,270*	*38,912*	*50,063*	*48,770*	*48,851*	*48,907*	*48,989*	*49,067*	*49,086*	*47,857*	*46,961*	*37,270*	*43,476*	*48,970*
Adjusted EPS - Diluted ($)	*0.53*	*0.28*	*0.01*	*(0.48)*	*0.80*	*1.61*	*1.07*	*1.11*	*1.62*	*2.30*	*1.70*	*0.60*	*0.18*	*4.59*
Adjustments by Statement of Operations Caption														
Loss on extinguishment of long-term debt	-	-	*7.4*	-	-	*95.2*	-	-	-	-	-	*20.7*	*7.4*	*95.2*
Selling, general and administrative expenses	*1.7*	*26.3*	*2.7*	*10.5*	*1.8*	*0.5*	*0.4*	0.2	2.5	1.4	17.1	*25.5*	*41.3*	*3.0*
Other expense (income), net	-	*32.5*	-	*(0.6)*	-	-	-	-	-	*12.9*	*0.3*	*4.9*	*31.9*	-
Total EBITDA Adjustments	*1.7*	*58.8*	*10.1*	*9.9*	*1.8*	*95.7*	*0.4*	*0.2*	*2.5*	*14.3*	*17.4*	*51.1*	*80.6*	*98.2*
Free Cash Flow Reconciliation														
Cash provided by operating activities									84.9	94.8	145.0	211.3	117.2	353.2
Capital expenditures									(26.4)	(26.7)	(29.5)	(73.5)	(98.6)	(109.3)
Free Cash Flow									58.4	68.1	115.5	137.8	18.6	244.0

NOTE: For the definitions of the non-GAAP measures EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share (EPS), and Free Cash Flow, please refer to our quarterly earnings release furnished on Form 8-K as Exhibit 99.1 – Press Release, November 1, 2016. For descriptions of reconciling items from Net Income to Adjusted EBITDA, Adjusted Net Income, and Adjusted EPS refer to Exhibit 99.1 of the respective quarterly earnings release on Form 8-K covering each period presented. Totals may not sum due to rounding.

102

INVESTOR DAY 2016

SELECTED SEGMENT INFORMATION – NEW SEGMENTATION

TRINSEO

(in $millions, unless noted)	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15	Q3'15	Q4'15	Q1'16	Q2'16	Q3'16	2014	2015	Q3'16LTM
Latex Binders	299	295	309	289	305	312	307	308	299	310	318	1,193	1,233	1,235
Synthetic Rubber	155	142	136	135	162	153	152	134	146	148	150	568	601	579
Performance Plastics	144	147	145	145	150	150	144	146	143	154	145	581	590	588
Performance Materials	598	584	591	569	617	616	603	588	588	613	613	2,342	2,423	2,402
Basic Plastics	562	584	539	490	585	557	493	525	570	539	504	2,174	2,160	2,137
Feedstocks	185	159	186	164	209	151	231	165	194	195	207	693	755	761
Basic Plastics & Feedstocks	746	743	725	654	793	708	724	690	764	734	711	2,867	2,915	2,898
Trade Volume (MMLbs)	**1,344**	**1,327**	**1,315**	**1,223**	**1,411**	**1,323**	**1,327**	**1,277**	**1,352**	**1,347**	**1,324**	**5,210**	**5,339**	**5,300**
Latex Binders	326	321	328	286	238	248	255	226	209	232	243	1,261	966	910
Synthetic Rubber	177	165	155	137	129	115	126	104	102	111	113	634	475	430
Performance Plastics	202	210	208	202	197	185	180	181	169	184	175	821	743	709
Performance Materials	705	695	691	624	565	548	561	510	480	528	531	2,716	2,184	2,049
Basic Plastics	530	543	494	412	375	411	364	327	343	363	324	1,978	1,478	1,357
Feedstocks	124	103	120	86	78	69	103	60	71	79	81	434	310	290
Basic Plastics & Feedstocks	654	645	614	498	454	480	467	387	414	442	405	2,412	1,788	1,647
Net Sales	**1,359**	**1,341**	**1,305**	**1,122**	**1,018**	**1,029**	**1,028**	**897**	**894**	**970**	**935**	**5,128**	**3,972**	**3,696**
Latex Binders	26	27	26	18	21	15	24	18	19	21	30	97	79	88
Synthetic Rubber	43	37	27	30	26	18	27	21	23	30	28	137	93	103
Performance Plastics	23	21	23	18	30	28	20	30	35	38	30	85	108	133
Performance Materials	93	84	76	67	77	61	72	69	77	90	88	320	280	325
Basic Plastics	2	8	(5)	(19)	14	39	25	37	38	43	34	(15)	116	152
Feedstocks	(1)	(3)	(5)	(12)	5	35	7	3	21	33	13	(21)	51	69
Americas Styrenics	16	7	11	17	35	41	32	27	33	38	34	50	135	132
Basic Plastics & Feedstocks	17	12	0	(14)	55	115	65	67	92	113	81	15	302	353
Corporate	(21)	(17)	(15)	(20)	(23)	(25)	(21)	(20)	(25)	(21)	(26)	(73)	(90)	(93)
Adjusted EBITDA	88	79	62	32	109	151	116	116	143	182	143	262	492	585
Performance Materials	5	0	(1)	(21)	(22)	7	(6)	(10)	(5)	7	4	(17)	(31)	(4)
Basic Plastics & Feedstocks	1	2	(0)	(50)	(20)	22	(22)	(7)	(4)	6	3	(47)	(27)	(3)
Inventory Revaluation	6	3	(1)	(72)	(42)	29	(28)	(17)	(10)	13	7	(64)	(58)	(7)
Basic Plastics & Feedstocks	15	5	9	18	37	41	33	29	35	39	37	48	140	139
Equity in earnings (losses) of affiliates	**15**	**5**	**9**	**18**	**37**	**41**	**33**	**29**	**35**	**39**	**37**	**48**	**140**	**139**

NOTE: For the definitions of the non-GAAP measure Adjusted EBITDA, refer to our quarterly earnings release furnished on Form 8-K as Exhibit 99.1 – Press Release, November 1, 2016. Inventory revaluation is presented in order to facilitate the comparability of results by management and investors through providing the estimated impact that raw material purchase price volatility has on the Company's recognized cost of sales in a given period. Our approach to calculating inventory revaluation is intended to represent the difference between our results under the first-in, first-out ("FIFO") method and the replacement cost method of accounting for inventory. However, this calculation may differ from the replacement cost method if the monthly raw material standard costs are different from the actual raw material prices during the period, or if production and purchase volumes differ from sales volumes during the period. These factors could have a significant impact on our inventory revaluation calculation.

103

INVESTOR DAY 2016

POLYSTYRENE PRODUCTS DEVELOPMENT TIMELINE STYRON™ X-TECH 2175 Next Gen ESCR HIPS for Fridge Market STYRON™ A-TECH 1210 Low gloss HIPS for packaging STYRON™ 666 H STYRON™ 650 HF Blue Tone GPPS for APAC Fridge Market STYRON™ C-TECH STYRON™ 636 BT High MFR GPPS for insulation boards High gloss HIPS for packaging and home appliance Blue Tone GPPS for EU Fridge Market 2010 2013 2015 2016 ™ Trademark of Trinseo S.A. or its affiliates.

STYRON X-TECH™ - THE NEXT GENERATION OF POLYSTYRENE RESINS The X-TECH™ Platform was presented at K 2016 • Trinseo continues to define industry leading performance standards • Platform based on proprietary technology; suitable for applications in home appliances, packaging and building and construction markets STYRON X-TECH™ 2175 ESCR HIPS Resin • Leveraging success of STYRON X-TECH™ 1175 for refrigerator and freezer liners, STYRON X-TECH™ 2175 offers: –Advanced down-gauging with up to 10% material savings –Improved ESCR with advanced level of rigidity and stiffness ™ Trademark of Trinseo S.A. or its affiliates.

TRINSEO

AMERICAS STYRENICS POLYSTYRENE PRODUCTS DEVELOPMENT TIMELINE


Styron™ 414
Ultra High Melt Flow HIPS for Appliance and Electronics
PolyRenew® 1625
25% PCR containing resin allowing recycled content in food service packaging
XU36308 (GPPS)
High efficiency resin reduces density, increases processing speed and lowers packaging weight
XU36408 (HIPS)
ESCR barrier to modern urethane blowing agents for Appliance
2010
2011
2012
2013
2014
2015
2016

™ Trademark of Trinseo S.A. or its affiliates.

INVESTOR DAY 2016

ABS PRODUCTS DEVELOPMENT TIMELINE MAGNUM™ 3904 ULTRA SMOOTH Ultra low gels for sheet extrusion MAGNUM™ MATT MAGNUM™ 3904 SMOOTH LP Super low gloss for sheet extrusion Lower plate out content for a cleaner sheet surface 2012 2014 2015 ™ Trademark of Trinseo S.A. or its affiliates.

POLYCARBONATE PRODUCTS DEVELOPMENT TIMELINE CALIBRE™ 3503 CALIBRE™ 603-2 Injection molding grade with optical clarity for lighting and electrical CALIBRE™ 502-3 Broad processing grade for super heavy multi wall sheet CALIBRE™ 340 TNIR Top fatigue performance for spiked floor mats Near infrared absorption grade for coextrusion 2012 2013 ™ Trademark of Trinseo S.A. or its affiliates.